UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 16, 2005



                  MONTGOMERY REALTY GROUP, INC.
      (Exact name of registrant as specified in its charter)


              Nevada                  000-30724         88-0377199
   (State or other jurisdiction of   (Commission      (I.R.S. Employer
    incorporation or organization)   File Number)    Identification No.)


         400 Oyster Point Blvd., Suite 415
         South San Francisco, California                  94080
      (Address of principal executive offices)          (Zip Code)


                          (650) 266-8080
       (Registrant's telephone number, including area code)


                               N/A
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))


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    ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 16, 2005, the Audit Committee of Montgomery Realty Group, Inc. ("Montgomery") engaged PKF, Certified Public Accountants, as Montgomery's new independent registered public accounting firm. Prior to engaging PKF, Montgomery did not consult with PKF regarding the application of accounting principles to any specific completed or contemplated transaction or the type of audit opinion that might be rendered on Montgomery's financial statements. In addition, prior to engaging PKF, Montgomery did not consult PKF regarding any matters that were the subject of a disagreement or reportable event identified by Montgomery's previous independent registered public accounting firm.

     Notification of termination of Montgomery's previous independent registered public accountant was provided in Montgomery's report on 8-K filed June 28, 2005, and amended on July 15, 2005, November 17, 2005 and November 28, 2005.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               MONTGOMERY REALTY GROUP, INC.

                                   /s/ Dinesh Maniar
Date:  December 21, 2005       By ___________________________________________
                                  Dinesh Maniar
                                  Chief Executive Officer